NOTE PURCHASE AGREEMENT

This Note Purchase Agreement (this “Agreement”), dated as of February ___, 2008 (the “Closing Date”) by and between World of Tea Inc., a Nevada corporation (the “Company”) and each of those persons and entities, severally and not jointly, whose names are set forth on Schedule I hereto (which persons and entities are hereinafter collectively referred to as “Lenders” and each individually as a “Lender”).

W I T N E S S E T H:

WHEREAS, subject to the terms and conditions of this Agreement, the Company has agreed to sell and issue to each Lender, and each Lender has agreed to purchase from the Company, promissory notes (collectively, the “Notes”) of the Company in the principal amount set forth opposite such Lender’s name on Schedule II hereto.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

1.

Deliveries.

(a)

On the closing date, each Lender shall deliver to the Company payment in the amount set forth opposite such Lender’s name on Schedule I hereto by delivery of a certified check payable to the Company or by wire transfer to the account of the Company.

(b)

On the closing date, the Company shall deliver to each Lender a Note in substantially the form attached hereto as Exhibit A in the principal amount set forth opposite such Lender’s name on Schedule I hereto.

2.

Representations and Warranties of the Company.  The Company hereby represents and warrants to each Lender as follows:

(a)

Organization and Standing.  The Company is a corporation duly organized and validly existing under, and by virtue of, the laws of the State of Nevada and is in good standing under such laws.  The Company is duly qualified to conduct business as a foreign corporation and is in good standing in each jurisdiction wherein the nature of its activities or properties owned or lease makes such qualification necessary, except where failure to be so qualified would not have a material adverse effect on the Company. The Company has the requisite corporate power to own and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted and to enter into and perform this Agreement, the Notes, and each other document, agreement or instrument entered into by it in connection with this Agreement or the Notes.

(b)

No Conflict.  This Agreement does not: (i) conflict with any provision of the Company’s Articles of Incorporation or Bylaws, both as amended to date; or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company is a party; or (iii) result in a violation of any federal, state, local or foreign law, rule, regulation, order, judgment or decree (including Federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected.

(c)

Authorization.  The execution, delivery and performance of this Agreement by the Company has been duly authorized by all requisite corporate action and constitutes the valid and binding obligations of the Company enforceable in accordance with its terms, subject as to enforcement of remedies to applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors’ rights.

(d)

Capitalization.  The authorized capital stock of the Company consists of 100,000,000 shares of common stock, par value $0.001 per share, of which 84,825,000 shares of Common Stock are issued and outstanding, and 5,000,000 shares of preferred stock, par value $.001, none of which are outstanding.

(e)

No Undisclosed Liabilities.  The Company has no material liabilities or obligations not disclosed to Lenders.

(f)

Issuance.  The Notes will be duly and validly issued when issued, sold and delivered at the closing in accordance with the terms of this Agreement.

3.

Representations and Warranties of Lender.  Each Lender, with respect to itself only, represents and warrants to the Company as of the closing date that:

(a)

All actions on the part of such Lender for the authorization, execution, delivery and performance by such Lender of this Agreement have been taken, and this Agreement constitutes a valid and binding obligation of such Lender, enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors’ rights.

(b)

Such Lender is acquiring the Notes for investment for such Lender’s own account and not with a view to, or for resale in connection with, any distribution. Such Lender understands that the Notes to be acquired have not been registered under the Securities Act of 1933, as amended (the “Act”), by reason of a specific exemption from the registration provisions of the Act which depends upon, among other things, the bona fide nature of the investment intent as expressed herein.

(c)

Such Lender is an accredited investor, as defined in Rule 501 promulgated under the Act.

(d)

Such Lender is experienced in evaluating and investing in securities of companies similarly situated to the Company, and acknowledges that such Lender is able to fend for itself, can bear the economic risk of an investment in the Notes, and has such knowledge and experience in financial or business matters that such Lender is capable of evaluating the merits and risks of the investment in the Notes.

(e)

Such Lender believes it has received all the information such Lender considers necessary or appropriate for deciding whether to purchase the Notes. Such Lender has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Notes and the business, properties, prospects and financial condition of the Company.

(f)

Such Lender acknowledges that the Notes must be held indefinitely unless subsequently registered under the Act or unless an exemption from such registration is available. Such Lender is aware of the provisions of Rule 144 promulgated under the Act which permits limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions, including, unless such Lender is an affiliate of the Company, among other things, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the securities to be sold, the sale being through a “broker’s transaction” or in transactions directly with a “market maker,” and the number of shares being sold during any three-month period not exceeding specified limitations.

4.

Legends.  Any certificate representing the Note issued pursuant to the terms hereof shall have endorsed thereon a legend substantially as follows:

“THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE NOTE UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.”

5.

General Provisions.

(a)

Governing Law; Jurisdiction.  THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAWS.  COMPANY CONSENTS TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL OR STATE COURT LOCATED IN NEW YORK, NEW YORK, WITH RESPECT TO ANY CLAIM OR CONTROVERSY RELATED TO THE ENFORCEMENT OR INTERPRETATION OF THIS NOTE.

(b)

Notices.  Any notice or other communication required or permitted to be given hereunder shall be in writing by mail, facsimile or personal delivery and shall be effective upon actual receipt of such notice.  The addresses for such communications shall be as set forth below until notice is received that any such address or contact information has been changed:

If to the Company:
World of Tea, Inc. c/o BroadWebAsia, Inc. 9255 Sunset Blvd, Suite 1010 West Hollywood, CA 90069 Attn: James Iacabucci
If to a Lender, to such address set forth opposite such Lender’s name of Schedule I.

(c)

Entire Agreement.  Except as otherwise provided herein, this Agreement, the Note and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

(d)

Amendment.  This Agreement may only be amended, waived, discharged or terminated by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

(e)

Successors and Assigns.  This Agreement and the Note may be transferred or assigned by Lender in whole or in part, in Lender’s sole and absolute discretion.  Except as otherwise expressly provided in this Agreement, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

(f)

Severability.  In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(g)

Titles and Subtitles.  The titles of the Sections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

(h)

Expenses.  The Company and Lender shall each bear their own expenses incurred with respect to this transaction.

(i)

Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall be deemed to constitute one instrument.

(j)

Counsel.  All parties hereto have been represented by counsel, and no inference shall be drawn in favor of or against any party by virtue of the fact that such party’s counsel was or was not the principal draftsman of this Agreement.  The Company and Lenders each have agreed that they have requested that Haynes and Boone, LLP (“Counsel”) assist in documenting the terms of the agreement of the parties contained in this Agreement and related agreements. The parties acknowledge that Counsel has previously represented Lenders and currently is counsel to Company in connection with the Transaction and related matters, and may continue to represent each of the parties. Each of the parties has been provided the opportunity to be represented by counsel of its choice and has been encouraged by Counsel to seek separate representation to the extent that it deems such desirable, but the absence of such shall not be asserted as a basis for the enforceability or interpretation of any of the terms or provisions of this Agreement, or as a reason to seek disqualification of Counsel in any controversy or proceeding.

[Signature Pages Follow]

[COMPANY SIGNATURE PAGES TO NOTE PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Note Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

WORLD OF TEA, INC.

By:_________________________________
    Name:
    Title:

[LENDERS SIGNATURE PAGES TO NOTE PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

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